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                                                                  EXHIBIT 10.3.4

                                                                  EXECUTION COPY

                      AMENDED AND RESTATED PLEDGE AGREEMENT

THIS AMENDED AND RESTATED PLEDGE AGREEMENT (this "Agreement") is made and entered into as of February 17, 2006 by MOBILE MINI, INC., a Delaware corporation, MOBILE MINI I, INC., an Arizona corporation, MOBILE MINI HOLDINGS, INC., a Delaware corporation, DELIVERY DESIGN SYSTEMS, INC., an Arizona corporation, MOBILE MINI, LLC, a Delaware limited liability company, MOBILE MINI, LLC, a California limited liability company, MOBILE MINI OF OHIO, LLC, a Delaware limited liability company, and MOBILE MINI TEXAS LIMITED PARTNERSHIP, LLP, a Texas limited liability partnership (collectively, the "Pledgors", and each a "Pledgor") in favor of DEUTSCHE BANK AG, NEW YORK BRANCH, a banking corporation duly organized and existing under the laws of Germany and acting by and through its New York Branch, with an office at 60 Wall Street, New York, NY 10005, for itself and as agent (the "Agent") for the financial institutions and their successors and assigns (the "Lenders") which are or may hereafter become parties to the Loan Agreement (as defined below).

                                    RECITALS

          WHEREAS, each Pledgor listed on Schedule I hereto is the owner of the outstanding shares of stock or other equity interests (the "Pledged Shares") set forth on Schedule I hereto, of each of the subsidiaries of such Pledgor listed on Schedule I hereto (the "Issuers"); and

          WHEREAS, each Pledgor may from time to time enter into certain lease and rental agreements with various customers (collectively, the "Lessees") whereby such Pledgor leases various types of storage containers or trailers to such Lessees (collectively, the "Rental Agreements"); and

          WHEREAS, Mobile Mini, Inc. (the "Borrower"), Fleet Capital Corporation ("Fleet"), as agent and as a lender, and certain other lenders (together with Fleet, the "Existing Lenders"), are parties to that certain Amended and Restated Loan and Security Agreement, dated as of February 11, 2002, and Amended and Restated as of June 26, 2003, and as further amended by that certain First Amendment to Amended and Restated Loan and Security Agreement, dated as of January 14, 2004, that certain Second Amendment to Amended and Restated Loan and Security Agreement, dated as of March 16, 2004 and that certain Third Amendment to Amended and Restated Loan and Security Agreement dated as of August__, 2004 (collectively, the "Existing Loan Agreement"), pursuant to which the Existing Lenders agreed to lend the Borrower certain amounts, all in accordance with and subject to the terms and conditions set forth in the Existing Loan Agreement; and

          WHEREAS, as a condition precedent to the obligation of the Existing Lenders to execute and deliver and perform under the Existing Loan Agreement, Fleet and the Pledgors entered into a Pledge Agreement dated as of Feburary 11, 2002 (as amended prior to the date hereof, the "Existing Pledge Agreement"), pursuant to which the Pledgors pledged to Fleet, and


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granted a security interest in, certain pledged collateral as security for the
Pledgors' obligations under the Existing Loan Agreement; and

          WHEREAS, pursuant to that certain Second Amended and Restated Loan Agreement dated as of even date hereof by and among the Borrower, the Agent and the Lenders (as such agreement may be further amended, extended, renewed, supplemented, restated or otherwise modified from time to time, the "Loan Agreement"), the Existing Loan Agreement is being amended and restated to, among other things, increase the maximum loan amount under the revolving credit facility and replace Fleet as agent with the Agent. Capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Loan Agreement; and

          WHEREAS, pursuant to the Loan Agreement, the parties hereto desire to amend and restate the Existing Pledge Agreement in its entirety as set forth herein; and

          WHEREAS, the Agent and the Lenders have required, as a condition to their entering into the Loan Agreement, that each Pledgor (i) pledge to the Agent, and grant to the Agent a security interest in, the Pledged Collateral and
(ii) execute and deliver this Agreement in order to secure the payment and performance by the Borrower of the Obligations.

          NOW THEREFORE, in consideration of the premises and in order to induce the Lenders to make Loans to the Borrower and participate in Letters of Credit, each Pledgor hereby agrees with the Agent for its benefit and the ratable benefit of the Lenders as follows:

                                    AGREEMENT

          1. PLEDGE. Each Pledgor hereby pledges to the Agent, and grants to the Agent a continuing first priority and perfected security interest in, the following (the "Pledged Collateral"):

               (a) the Pledged Shares and the certificates representing the Pledged Shares, and all products and proceeds of any of the Pledged Shares including, without limitation, all dividends, cash, instruments, subscriptions, warrants and other rights and options and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Shares;

               (b) all additional shares of stock of, or equity interest in, any of the Subsidiaries of such Pledgor from time to time acquired by such Pledgor in any manner, and the certificates representing such additional shares (any such additional shares shall constitute part of the Pledged Shares under and as defined in this Agreement), and all products and proceeds of any of such additional Pledged Shares, including, without limitation, all dividends, cash, instruments, subscriptions, warrants and any other rights and options and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such additional Pledged Shares;


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               (c) the Rental Agreements and the chattel paper, instruments and documents representing, constituting, or relating to the Rental Agreements, and all products and proceeds of the foregoing, including, without limitation, all interest and rental payments, instruments, and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for the Rental Agreements;

               (d) all promissory notes evidencing indebtedness of Borrower or any Subsidiary of Borrower to such Pledgor;

               (e) all additional promissory notes, security agreements, chattel paper, instruments and documents from time to time held by such Pledgor in any manner, and all products and proceeds of the foregoing, including, without limitation, all interest and principal payments, instruments, and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any such additional promissory notes, instruments and documents, provided, however, that such Pledgor need not deliver such promissory notes or instruments to Agent if the aggregate principal amount of such promissory notes and instruments, collectively, does not exceed One Hundred Thousand Dollars ($100,000); and

               (f) all other claims of any kind or nature and any instruments, certificates, chattel paper or other writings evidencing such claims, whether in contract or tort and whether arising by operation of law, consensual agreement or otherwise, at any time acquired by such Pledgor against any Subsidiary of such Pledgor.

          2. SECURITY FOR OBLIGATIONS. This Agreement secures the payment and performance of all of the Obligations of the Borrower to Agent and the Lenders under the Loan Agreement.

          3. DELIVERY OF PLEDGED COLLATERAL. All certificates, documents or instruments representing or evidencing the Pledged Collateral shall be delivered to and held by or on behalf of the Agent pursuant hereto (except as otherwise provided in Section 1(e) above) and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Agent; provided, however, that prior to the occurrence of an Event of Default, in lieu of delivering to Agent the Pledged Collateral consisting of Rental Agreements, each Pledgor may: (a) cause the forms of all Rental Agreements employed by such Pledgor to contain the following notice, in a prominent manner:

          "CHATTEL PAPER FINANCING NOTICE: THIS CHATTEL PAPER IS SUBJECT TO A PRIOR SECURITY INTEREST TO DEUTSCHE BANK AG, NEW YORK BRANCH, AS AGENT, PERFECTED BY THE FILING OF A UNIFORM COMMERCIAL CODE FINANCING STATEMENT. NO SECURITY OR OWNERSHIP INTEREST MAY BE PERFECTED HEREIN BY POSSESSION OF THIS CHATTEL PAPER UNDER THE UCC OR OTHERWISE."

or, (b) with respect to Rental Agreements in effect as of the Restatement Date, to cause each Rental Agreement to be stamped, in a prominent manner, with the foregoing legend. With


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respect to any Pledged Shares which are not evidenced by a certificate, each
Pledgor shall, and shall cause its Subsidiary to, enter into an agreement in form and substance satisfactory to the Agent, granting to the Agent control of such Pledged Shares under the UCC.

          4. REPRESENTATIONS AND WARRANTIES. Each Pledgor represents and warrants to the Agent and the Lenders as follows:

               (a) The Pledged Shares owned by such Pledgor have been duly authorized and validly issued and are fully paid and non-assessable. The Rental Agreements to which such Pledgor is a party have been duly authorized and executed by the respective Lessees which are parties thereto, and constitute the legal, valid and binding obligations of such respective Lessees.

               (b) Such Pledgor is the legal and beneficial owner of the Pledged Collateral of such Pledgor, free and clear of any Lien on the Pledged Collateral except as permitted in the Loan Agreement.

               (c) Upon the delivery to the Agent of the Pledged Collateral, the filing of appropriate financing statements or other compliance with Section 3 hereof, the pledge of the Pledged Collateral of such Pledgor pursuant to this Agreement creates, subject to the Liens permitted under the Loan Agreement, a valid and perfected first priority interest in such Pledged Collateral securing the payment of the Obligations for the benefit of the Agent and the Lenders, provided the Pledged Collateral is held in the possession of the Agent or the provisions of Section 3 hereof shall have otherwise been complied with by such Pledgor.

               (d) No authorization, approval, or other action by, and no notice to or filing with, any governmental authority or regulatory body is required either (i) for the pledge by such Pledgor of its Pledged Collateral pursuant to this Agreement or for the execution, delivery or performance of this Agreement by such Pledgor or (ii) for the exercise by the Agent of the voting or other rights provided for in this Agreement or the remedies in respect of the Pledged Collateral pursuant to this Agreement (except as may be required in connection with such disposition by laws affecting the offering and sale of securities and except for the filing of appropriate financing statements).

               (e) Such Pledgor has requisite corporate power and authority to execute, deliver and perform this Agreement and has the right to vote, pledge and grant a security interest in its Pledged Shares and to pledge and grant a security interest in the Rental Agreements to which it is a party as provided by this Agreement.

               (f) This Agreement has been duly authorized, executed and delivered by such Pledgor and constitutes the legal, valid and binding obligation of such Pledgor, enforceable in accordance with its terms, subject to or limited by bankruptcy, insolvency, reorganization, arrangement, moratorium or other similar laws relating to or affecting the rights of creditors generally, and to general principles of equity.

               (g) The Pledged Shares owned by such Pledgor constitute, as of the date hereof, the percentage of the authorized, issued and outstanding equity interests of the


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Issuers set forth on Schedule I hereto and constitute all of the equity interests and voting securities of each of the Issuers beneficially owned by such Pledgor.

               (h) Except for the Pledged Shares, there are no other instruments, certificates, securities or other writings, or any chattel paper, evidencing or representing any interest in or claim against any of the equity interests of the Issuers or any subsidiary of any of the Issuers.

          5. FURTHER ASSISTANCE. Each Pledgor agrees that at any time and from time to time, at the expense of such Pledgor, such Pledgor will promptly execute and deliver, or cause to be executed and delivered, all stock powers, note powers, proxies, assignments, chattel paper, rental agreements, instruments and documents and take all further action, that is reasonably necessary, at the Agent's request, in order to perfect any security interest granted or purported to be granted hereby or to enable the Agent to exercise and enforce its rights and remedies hereunder with respect to any Pledged Collateral and to carry out the provisions and purposes hereof. Each Pledgor further agrees that it will, upon obtaining any additional shares of stock or other equity interests required to be pledged hereunder, as soon as reasonably practicable, deliver to Agent a Pledge Supplement, duly executed by such Pledgor, in substantially the form of Exhibit A hereto (a "Pledge Supplement"), in respect of the additional Pledged Shares to be pledged pursuant to this Agreement. Upon each delivery of a Pledge Supplement to Agent, the representations and warranties contained in Section 4 hereof shall be deemed to have been made by such Pledgor as to the Pledged Collateral described in such Pledge Supplement as of the date thereof. Each Pledgor hereby authorizes Agent to attach each Pledge Supplement to this Agreement and agrees that all Pledged Shares of such Pledgor listed on any Pledge Supplement shall for all purposes hereunder be considered Pledged Collateral of such Pledgor; provided, however, that the failure of such Pledgor to execute a Pledge Supplement with respect to any additional Pledged Shares pledged pursuant to this Agreement shall not impair the security interest of Agent therein or otherwise adversely affect the rights and remedies of Agent hereunder with respect thereto.

          6. VOTING RIGHTS; DIVIDENDS; ETC.

               (a) So long as no Event of Default shall have occurred and be continuing and Agent shall not have delivered notice to such Pledgor, each Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Pledged Shares or any part thereof for any purpose not inconsistent with the terms of this Agreement, the Loan Agreement or the other Loan Documents; provided, however, that such Pledgor shall not exercise or shall refrain from exercising any such right if such action would have a material adverse effect on the value of the Pledged Collateral or any part thereof or be inconsistent with or violate any provisions of this Agreement, the Loan Agreement or any of the other Loan Documents.

               (b) So long as no Event of Default shall have occurred and be continuing, each Pledgor shall be entitled to receive all cash payments of rent paid from time to time with respect to the Rental Agreements, which shall be deposited in the Dominion Account or Accounts in accordance with the Loan Agreement.


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               (c) So long as no Event of Default shall have occurred and be continuing, each Pledgor shall be entitled to receive all cash dividends paid from time to time in respect of the Pledged Shares.

               (d) Except as otherwise provided in Section 7.2.6 of the Loan Agreement, any and all (i) dividends or other distributions and interest or principal paid or payable in the form of instruments and other property (other than cash interest and principal payments permitted under Section 6(b) hereof and cash dividends permitted under Section 6(c) hereof) received, receivable or otherwise distributed in respect of, or in exchange for, any Pledged Shares,
(ii) dividends and other distributions paid or payable in cash received, receivable or otherwise distributed in respect of any Pledged Shares in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in-surplus, and (iii) cash paid, payable or otherwise distributed in redemption of, or in exchange for, any Pledged Shares, shall in each case be delivered forthwith to the Agent to hold as Pledged Collateral and shall, if received by a Pledgor, be received in trust for the benefit of the Agent, be segregated from the other property or funds of such Pledgor, and be forthwith delivered to the Agent as Pledged Collateral in the same form as so received (with any necessary endorsement).

               (e) The Agent shall execute and deliver (or cause to be executed and delivered) to each Pledgor all such proxies and other instruments as such Pledgor may reasonably request for the purpose of enabling such Pledgor to exercise the voting and other rights which it is entitled to exercise pursuant to Section 6(a) above.

               (f) All dividends or other distributions and all interest and principal payments which are received by a Pledgor contrary to the provisions of this Section 6 shall be received in trust for the benefit of the Agent, shall be segregated from other funds of such Pledgor and shall be forthwith paid over to the Agent as Pledged Collateral in the same form as so received (with any necessary endorsement).

               (g) Upon the occurrence and during the continuance of an Event of Default and delivery of notice from the Agent, all rights of each Pledgor to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to Section 6(a) shall cease, and all such rights shall become vested in the Agent which shall thereupon have the sole right to exercise such voting and other consensual rights.

               (h) Upon the occurrence and during the continuance of an Event of Default, all cash payments of rent with respect to the Rental Agreements shall be paid directly to the Agent and, if received by a Pledgor, shall be received in trust for the benefit of the Agent, shall be segregated from other funds of such Pledgor, and shall be forthwith paid over to the Agent as Pledged Collateral in the same form as so received (with any necessary endorsements) and such Pledgor's right to receive such cash payments pursuant to Sections 6(b) and 6(c) hereof shall immediately cease.

          7. TRANSFERS AND OTHER LIENS; ADDITIONAL SHARES AND RENTAL AGREEMENTS.


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               (a) Each Pledgor agrees that, except as provided in the Loan
Agreement, it will not (i) sell or otherwise dispose of, or grant any option with respect to, any of the Pledged Collateral without the prior written consent of the Agent, (ii) create or permit to exist any Lien upon or with respect to any of the Pledged Collateral, except for the security interest granted under this Agreement or (iii) enter into any agreement or understanding that purports to or may restrict or inhibit the Agent's rights or remedies hereunder, including, without limitation, the Agent's right to sell or otherwise dispose of the Pledged Collateral.

               (b) Each Pledgor agrees that it will pledge and deliver to the Agent hereunder, immediately upon its acquisition (directly or indirectly) thereof, any and all additional shares of stock or other equity interests, notes or other securities of the Issuers of which such Pledgor may become the beneficial owner after the date hereof, or enter into a control agreement with Agent with respect to any equity interests which are not certificated.

          8. AGENT APPOINTED ATTORNEY-IN-FACT. Each Pledgor hereby appoints the Agent as such Pledgor's attorney-in-fact, with full authority in the place and stead of such Pledgor and in the name of such Pledgor or otherwise, from time to time in the Agent's discretion to take any action and to execute any instrument which the Agent may deem necessary or advisable to further perfect and protect the security interest granted hereby, including, without limitation, to receive, endorse and collect all instruments made payable to such Pledgor representing any dividend, interest or principal payment or other distribution in respect of the Pledged Shares or any part thereof and to give full discharge for the same.

          9. AGENT MAY PERFORM. If any Pledgor fails to perform any agreement contained herein, the Agent may itself perform, or cause performance of, such agreement, and the reasonable expenses of the Agent incurred in connection therewith shall be payable by the applicable Pledgor under Section 13 hereof.

          10. NO ASSUMPTION OF DUTIES; REASONABLE CARE. The rights and powers granted to the Agent hereunder are being granted in order to preserve and protect the Agent's security interest in and to the Pledged Collateral granted hereby and shall not be interpreted to, and shall not, impose any duties on the Agent in connection therewith. The Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Pledged Collateral in its possession if the Pledged Collateral is accorded treatment substantially equal to that which the Agent accords its own property, it being understood that the Agent shall not have any responsibility for (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Pledged Collateral, whether or not the Agent has or is deemed to have knowledge of such matters, or (ii) taking any necessary steps to preserve rights against any parties with respect to any Pledged Collateral.

          11. SUBSEQUENT CHANGES AFFECTING PLEDGED SHARES. Each Pledgor represents to the Agent that such Pledgor has made its own arrangements for keeping informed of changes or potential changes affecting the Pledged Shares (including, but not limited to, rights to convert, rights to subscribe, payment of dividends, payments of interest and/or principal, reorganization or other exchanges, tender offers and voting rights), and such Pledgor agrees that the Agent shall have no responsibility or liability for informing such Pledgor of any such changes or potential changes or for taking any action or omitting to take any action with respect


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thereto. Except as permitted by the Loan Agreement, each Pledgor covenants that it will not, without the prior written consent of the Agent, sell or otherwise dispose of, or grant any option with respect to, any of the Pledged Collateral or create or permit to exist any Lien upon or with respect to any of the Pledged Collateral.

          12. REMEDIES UPON DEFAULT. If any Event of Default shall have occurred and be continuing, the Agent shall, in addition to all other rights given by law or by this Agreement, the Loan Agreement, the other Loan Documents, or otherwise, have all of the rights and remedies with respect to the Pledged Collateral of a secured party under the Uniform Commercial Code ("Code") in effect in the State of New York at that time and the Agent may, without notice and at its option, transfer or register, and each Pledgor shall register or cause to be registered upon request therefor by the Agent, the Pledged Collateral or any part thereof on the books of the Issuers into the name of the Agent or the Agent's nominee(s), indicating that such Pledged Collateral is subject to the security interest hereunder. In addition, with respect to any Pledged Collateral which shall then be in or shall thereafter come into the possession or custody of the Agent, the Agent may sell or cause the same to be sold at any broker's board (with respect to Pledged Shares) or at any public or private sale, in one or more sales or lots, at such price or prices as the Agent may deem best, for cash or on credit or for future delivery, without assumption of any credit risk, all in accordance with the terms and provisions of the Loan Agreement and this Agreement. The purchaser of any or all Pledged Collateral so sold shall thereafter hold the same absolutely, free from any claim, encumbrance or right of any kind whatsoever. Unless any of the Pledged Collateral threatens to decline speedily in value or is or becomes of a type sold on a recognized market, the Agent will give the applicable Pledgor reasonable notice of the time and place of any public sale thereof, or of the time after which any private sale or other intended disposition is to be made. Any sale of the Pledged Collateral conducted in conformity with reasonable commercial practices of banks, insurance companies, commercial finance companies, or other financial institutions disposing of property similar to the Pledged Collateral shall be deemed to be commercially reasonable. Any requirements of reasonable notice shall be met if written notice is provided to the applicable Pledgor (as provided in Section 14.1 below) at least ten (10) Business Days' before the time of the sale or disposition. The Agent or any Lender may, in its own name or in the name of a designee or nominee, buy any of the Pledged Collateral at any public sale and, if permitted by applicable law, at any private sale. All reasonable out-of-pocket expenses (including court costs and reasonable attorneys' fees, expenses and disbursements) of, or incident to, the enforcement of any of the provisions hereof shall be recoverable from the proceeds of the sale or other disposition of the Pledged Collateral. In view of the fact that federal and state securities laws may impose certain restrictions on the method by which a sale of the Pledged Collateral may be effected after an Event of Default, each Pledgor agrees that upon the occurrence or existence of any Event of Default, the Agent may, from time to time, attempt to sell all or any part of the Pledged Shares by means of a private placement, restricting the prospective purchasers to those who will represent and agree that they are purchasing for investment only and not for distribution. In so doing, the Agent may solicit offers to buy the Pledged Shares, or any part of it, for cash, from a limited number of bona fide investors who might be interested in purchasing the Pledged Shares, and if the Agent solicits such offers from not less than four (4) such bona fide investors that are not affiliated with the Agent, then the acceptance by the Agent of the highest offer obtained therefrom shall be deemed to be a commercially reasonable method of disposition of the Pledged Shares.


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          In addition, upon the occurrence and during the continuance of an
Event of Default, all rights of each Pledgor to exercise the voting and other rights which it would otherwise be entitled to exercise shall cease, and all such rights shall thereupon become vested in the Agent as provided in and subject to the terms of Section 6(g) hereof.

          13. EXPENSES. Each Pledgor will, upon demand, pay to the Agent the amount of any and all reasonable out-of-pocket expenses, including, without limitation, the reasonable out-of-pocket fees, expenses and disbursements of its counsel, of any investment banking firm, business broker or other selling agent and of any other experts and agents retained by the Agent, which the Agent may incur in connection with (i) the administration of this Agreement, (ii) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Pledged Collateral, (iii) the exercise or enforcement of any of the rights of the Agent hereunder or (iv) the failure by such Pledgor to perform or observe any of the provisions hereof.

          14. MISCELLANEOUS PROVISIONS.

               14.1 Notices. All notices, approvals, consents or other communications required or desired to be given hereunder shall be in the form and manner, and delivered to Borrower and Agent at their respective addresses, set forth in Section 11.8 of the Loan Agreement. All notices to other Pledgors shall be sent to Borrower.

               14.2 Headings. The headings in this Agreement are for purposes of reference only and shall not affect the meaning or construction of any provision of this Agreement.

               14.3 Severability. The provisions of this Agreement are severable, and if any clause or provision shall be held invalid, illegal or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect in that jurisdiction only such clause or provision, or part thereof, and shall not in any manner affect such clause or provision in any other jurisdiction or any other clause or provision of this Agreement in any jurisdiction.

               14.4 Amendments, Waivers and Consents. Any amendment or waiver of any provision of this Agreement and any consent to any departure by any Pledgor from any provision of this Agreement shall be effective only if made or given in compliance with all of the terms and provisions of Section 10.10 of the Loan Agreement.

               14.5 Interpretation of Agreement. Time is of the essence in each provision of this Agreement of which time is an element. All terms not defined herein or in the Loan Agreement shall have the meaning set forth in the applicable Uniform Commercial Code, except where the context otherwise requires. To the extent a term or provision of this Agreement conflicts with the Loan Agreement, the Loan Agreement shall control with respect to the subject matter of such term or provision. Acceptance of or acquiescence in a course of performance rendered under this Agreement shall not be relevant in determining the meaning of this Agreement even though the accepting or acquiescing party had knowledge of the nature of the performance and opportunity for objection.

               14.6 Continuing Security Interest: Transfer of Notes. This Agreement shall create a continuing security interest in the Pledged Collateral and shall (i) remain in full


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force and effect until payment in full (including after the expiration of the
Term) of the Obligations and termination of the Loan Agreement, (ii) be binding upon each Pledgor, its successors and assigns, and (iii) inure, together with the rights and remedies of the Agent hereunder, to the benefit of the Agent, the Lenders and their respective successors, transferees and assigns. Without limiting the generality of clause (iii) above, any Lender may, except as limited by the express terms of the Loan Agreement, assign or otherwise transfer any Note held by it to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to such Lender herein or otherwise.

               14.7 Reinstatement. To the extent permitted by law, this Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any amount received by the Agent or any Lender in respect of the Obligations is rescinded or must otherwise be restored or returned by the Agent or such Lender upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of any Pledgor or upon the appointment of any receiver, intervenor, conservator, trustee or similar official for any Pledgor or any substantial part of its assets, or otherwise, all as though such payments had not been made.

               14.8 Survival of Provisions. All representations, warranties and covenants of each Pledgor contained herein shall survive the execution and delivery of this Agreement, and shall terminate only upon the full and final payment and performance by the Borrower of the Obligations secured hereby and termination of the Loan Agreement.

               14.9 Waivers. Each Pledgor waives presentment and demand for payment of any of the Obligations, protest and notice of dishonor or default with respect to any of the Obligations, and all other notices to which such Pledgor might otherwise be entitled, except as otherwise expressly provided herein or in the Loan Agreement.

               14.10 Authority of the Agent. The Agent shall have and be entitled to exercise all powers hereunder which are specifically granted to the Agent by the terms hereof, together with such powers as are reasonably incident thereto. The Agent may perform any of its duties hereunder or in connection with the Pledged Collateral by or through agents or employees and shall be entitled to retain counsel and to act in reliance upon the advice of counsel concerning all such matters. Neither the Agent nor any director, officer, employee, attorney or agent of the Agent shall be liable to any Pledgor for any action taken or omitted to be taken by it or them hereunder, except for its or their own gross negligence or willful misconduct, nor shall the Agent be responsible for the validity, effectiveness or sufficiency of this Agreement or of any document or security furnished pursuant hereto. The Agent and its directors, officers, employees, attorneys and agents shall be entitled to rely on any communication, instrument or document reasonably believed by it or them to be genuine and correct and to have been signed or sent by the proper person or persons. Each Pledgor agrees to indemnify and hold harmless the Agent and the Lenders from and against any and all reasonable out-of-pocket costs, expenses (including reasonable fees, expenses and disbursements of attorneys and paralegals), claims and liabilities incurred by the Agent or the Lenders in connection with this Agreement, unless such claim or liability shall be due to willful misconduct or gross negligence on the part of the Agent or such Person. Any successor agent appointed pursuant to the terms of the Loan Agreement shall automatically become the Agent under this Agreement.

               14.11 Release; Termination of Agreement. Subject to the provisions of Section 14.7 hereof, this Agreement shall terminate upon full and final payment and performance of all the Obligations and termination of the Loan Agreement. At such time, the Agent shall, at the request and expense of the Pledgors, reassign and redeliver to the Pledgors all of the Pledged Collateral hereunder which has not been sold, disposed of, retained or applied by the Agent in accordance with the terms hereof, together with a proper instrument or instruments acknowledging the satisfaction and termination of this Agreement, and such other documents as may reasonably be requested by the Pledgors in connection therewith. Such reassignment and redelivery shall be without warranty by or recourse to the Agent, except as to the absence of any prior assignments by the Agent of its interest in the Pledged Collateral, and shall be at the expense of the Pledgors.

               14.12 Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which, when so executed and delivered, shall be deemed an original but all of which shall together constitute one and the same agreement.

               14.13 GOVERNING LAW. THE VALIDITY, INTERPRETATION AND ENFORCEMENT OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS AND ANY DISPUTE ARISING OUT OF OR IN CONNECTION WITH THE AGREEMENT OR ANY OF THE LOAN DOCUMENTS, WHETHER SOUNDING IN CONTRACT, TORT, EQUITY OR OTHERWISE, SHALL BE GOVERNED BY THE INTERNAL LAWS (AS OPPOSED TO THE CONFLICTS OF LAWS PROVISIONS) AND DECISIONS OF THE STATE OF NEW YORK.

               14.14 SUBMISSION TO JURISDICTION. ALL DISPUTES AMONG ANY OF THE PLEDGORS, THE AGENT, AND THE LENDERS (OR THE AGENT ACTING ON THEIR BEHALF) ARISING UNDER THIS AGREEMENT, WHETHER SOUNDING IN CONTRACT, TORT, EQUITY OR OTHERWISE, SHALL BE RESOLVED ONLY BY STATE AND FEDERAL COURTS LOCATED IN NEW YORK, NEW YORK, AND THE COURTS TO WHICH AN APPEAL THEREFROM MAY BE TAKEN; PROVIDED, HOWEVER, THAT THE AGENT, ON BEHALF OF THE LENDERS, SHALL HAVE THE RIGHT, TO THE EXTENT PERMITTED BY APPLICABLE LAW, TO PROCEED AGAINST ANY OF THE PLEDGORS OR THEIR PROPERTY IN ANY LOCATION REASONABLY SELECTED BY THE AGENT IN GOOD FAITH TO ENABLE THE AGENT TO REALIZE ON SUCH PROPERTY, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF THE AGENT. EACH PLEDGOR WAIVES ANY OBJECTION THAT IT MAY HAVE TO THE LOCATION OF THE COURT IN WHICH THE AGENT HAS COMMENCED A PROCEEDING ARISING UNDER THIS AGREEMENT, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON FORUM NON CONVENIENS.

               14.15 SERVICE OF PROCESS. EACH PLEDGOR HEREBY IRREVOCABLY DESIGNATES CT CORPORATIONS SYSTEMS AS THE DESIGNEE, APPOINTEE AND AGENT OF THE BORROWER TO RECEIVE, FOR AND ON BEHALF OF SUCH PLEDGOR, SERVICE OF PROCESS IN SUCH RESPECTIVE JURISDICTIONS IN ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR

ANY OTHER LOAN DOCUMENT. IT IS UNDERSTOOD THAT A COPY OF SUCH PROCESS SERVED ON SUCH AGENT AT ITS ADDRESS WILL BE PROMPTLY FORWARDED BY MAIL TO SUCH PLEDGOR, BUT FAILURE OF SUCH PLEDGOR TO RECEIVE SUCH COPY SHALL NOT AFFECT IN ANY WAY THE SERVICE OF SUCH PROCESS.

               14.16 JURY TRIAL. THE PLEDGORS, THE AGENT AND THE LENDERS EACH HEREBY WAIVE ANY RIGHT TO A TRIAL BY JURY. INSTEAD, ANY DISPUTES WILL BE RESOLVED IN A BENCH TRIAL.

               14.17 LIMITATION OF LIABILITY. NEITHER THE AGENT NOR ANY LENDER SHALL HAVE ANY LIABILITY TO ANY OF THE PLEDGORS (WHETHER SOUNDING IN TORT, CONTRACT, OR OTHERWISE) FOR LOSSES-SUFFERED BY ANY PLEDGOR IN CONNECTION WITH, ARISING OUT OF, OR IN ANY WAY RELATED TO THE TRANSACTIONS OR RELATIONSHIPS CONTEMPLATED BY THIS AGREEMENT, OR ANY ACT, OMISSION OR EVENT OCCURRING IN CONNECTION THEREWITH, UNLESS IT IS DETERMINED BY A FINAL AND NONAPPEALABLE JUDGEMENT OR COURT ORDER BINDING ON THE AGENT OR ANY SUCH LENDER, THAT THE LOSSES WERE THE RESULT OF ACTS OR OMISSIONS CONSTITUTING GROSS NEGLIGENCE OR WILLFUL MISCONDUCT.

               14.18 Additional Pledgors. From time to time subsequent to the date hereof, additional Subsidiaries of any Pledgor may become parties hereto as additional Pledgors (the "Additional Pledgors"), by executing a counterpart (the "Counterpart") substantially in the form of Exhibit B hereto. Upon delivery of any such Counterpart to the Agent, notice of which is hereby waived by Pledgors, each such Additional Pledgor shall be a Pledgor and shall be as fully a party hereto as if such Additional Pledgor were an original signatory hereto. Each Pledgor expressly agrees that its obligations arising hereunder shall not be affected or diminished by the addition or release of any other Pledgor hereunder, nor by any election of Agent not to cause any Subsidiary of Pledgors to become an Additional Pledgor hereunder. This Agreement shall be fully effective as to any Pledgor that is or becomes a party hereto regardless of whether any other Person becomes or fails to become or ceases to be a Pledgor hereunder.

                           [SIGNATURE PAGE TO FOLLOW]

          IN WITNESS WHEREOF, each of the Pledgors and the Agent have each caused this Agreement to be duly executed and delivered as of the date first above written.

                                        PLEDGORS:

                                        MOBILE MINI, INC.,
                                        a Delaware corporation


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        MOBILE MINI I, INC.,
                                        an Arizona corporation


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        MOBILE MINI HOLDINGS, INC.,
                                        a Delaware corporation


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        DELIVERY DESIGN SYSTEMS, INC.,
                                        an Arizona corporation


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        MOBILE MINI, LLC,
                                        a Delaware limited liability company


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        MOBILE MINI, LLC,
                                        a California limited liability company


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                        MOBILE MINI OF OHIO, LLC,
                                        a Delaware limited liability company


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        MOBILE MINI TEXAS LIMITED
                                        PARTNERSHIP, LLP,
                                        a Texas limited liability partnership


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        PLEDGEE:

                                        DEUTSCHE BANK AG, NEW YORK BRANCH,
                                        as Agent


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                   Schedule I

                                 PLEDGED SHARES

                                          Number of Pledged   Share Certificate   Percentage of
Pledgor                    Issuer               Shares             Numbers         Outstanding
-------                    ------         -----------------   -----------------   -------------
Mobile Mini, Inc.   Mobile Mini I, Inc.         10,000              No. 1              100%
Mobile Mini, Inc.   Delivery Design
                    Systems, Inc.               10,000              No. 2              100%
Mobile Mini, Inc.   Mobile Mini
                    Holdings, Inc.               1,000              No. 1              100%

                                                                    EXHIBIT A TO
                                           AMENDED AND RESTATED PLEDGE AGREEMENT

                           [FORM OF PLEDGE SUPPLEMENT]

                                PLEDGE SUPPLEMENT

          This Pledge Supplement, dated __________________, is delivered pursuant to the Amended and Restated Pledge Agreement, dated as of February 17, 2006 (as it may be from time to time amended, modified or supplemented, the "Pledge Agreement"; capitalized terms used herein not otherwise defined herein shall have the meanings ascribed therein), among Mobile Mini, Inc., a Delaware corporation, Mobile Mini I, Inc., an Arizona corporation, Mobile Mini Holdings, Inc., a Delaware corporation, Delivery Design Systems, Inc., an Arizona corporation, Mobile Mini, LLC, a Delaware limited liability company, Mobile Mini, LLC, a California limited liability company, Mobile Mini of Ohio, LLC, a Delaware limited liability company, and Mobile Mini Texas Limited Partnership, LLP, a Texas limited liability partnership, in favor of Deutsche Bank AG, New York Branch, for itself and as agent (the "Agent").

          [NAME OF PLEDGOR] a ______ corporation ("Pledgor") hereby agrees that the Pledged Shares listed on the schedule attached hereto shall be deemed to be part of the Pledged Shares and shall become part of the Pledged Collateral and shall secure all Obligations.

          IN WITNESS WHEREOF, Pledgor has caused this Supplement to be duly executed and delivered by its duly authorized officer as of _______________.

                                        [PLEDGOR]


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                                                    EXHIBIT B TO
                                           AMENDED AND RESTATED PLEDGE AGREEMENT

                              [FORM OF COUNTERPART]

                                   COUNTERPART

          COUNTERPART (this "Counterpart"), dated _______, is delivered pursuant to Section 14.18 of the Pledge Agreement referred to below. The undersigned hereby agrees that this Counterpart may be attached to the Amended and Restated Pledge Agreement, dated as of February 17, 2006 (as it may be from time to time amended, modified or supplemented, the "Pledge Agreement"; capitalized terms used herein not otherwise defined herein shall have the meanings ascribed therein), among Mobile Mini, Inc., a Delaware corporation, Mobile Mini I, Inc., an Arizona corporation, Mobile Mini Holdings, Inc., a Delaware corporation, Delivery Design Systems, Inc., an Arizona corporation, Mobile Mini, LLC, a Delaware limited liability company, Mobile Mini, LLC, a California limited liability company, Mobile Mini of Ohio, LLC, a Delaware limited liability company, and Mobile Mini Texas Limited Partnership, LLP, a Texas limited liability partnership, in favor of Deutsche Bank AG, New York Branch, for itself and as agent (the "Agent"). The undersigned by executing and delivering this Counterpart hereby becomes a Pledgor under the Pledge Agreement in accordance with Section 14.18 thereof and agrees to be bound by all of the terms thereof. Without limiting the generality of the foregoing, the undersigned hereby:

          (i) authorizes the Agent to add the information set forth on the Schedules to this Counterpart to the correlative Schedules attached to the Pledge Agreement;

          (ii) agrees that all Pledged Collateral of the undersigned, including the items of property described on the Schedules hereto, shall become part of the Pledged Collateral and shall secure all Obligations; and

          (iii) makes the representations and warranties set forth in the Pledge Agreement, as amended hereby, to the extent relating to the undersigned.

                                        [NAME OF ADDITIONAL PLEDGOR]


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------